UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

GULF ISLAND FABRICATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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GULF ISLAND FABRICATION, INC.

16225 PARK TEN PLACE, SUITE 300

HOUSTON, TEXAS 77084

________________________________________________________________

change of location (virtual meeting format) OF THE

2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MAY 22, 2020

additional information regarding the 2020 annual meeting

The following Notice of Change of Location for the 2020 annual meeting of shareholders (the “2020 annual meeting”) to be held on Friday, May 22, 2020 relates to the Notice of Annual Meeting and accompanying Proxy Statement (collectively, the “Proxy Statement”) of Gulf Island Fabrication, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 7, 2020, and mailed herewith to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Company for the 2020 annual meeting. This Notice is being filed with the SEC on the same day it is being mailed to shareholders on or about April 15, 2020.

The information in this Notice is in addition to the information provided in the Proxy Statement, and except for the changes described herein and in any other supplementary proxy materials filed with the SEC, none of the other information set forth in the Proxy Statement is modified. Terms used but not otherwise defined herein shall have the meanings set forth in the Proxy Statement. THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

GULF ISLAND FABRICATION, INC.

16225 PARK TEN PLACE, SUITE 300

HOUSTON, TEXAS 77084

________________________________________________________________

NOTICE OF CHANGE OF LOCATION (VIRTUAL MEETING FORMAT) OF THE

2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MAY 22, 2020

To the Shareholders of GULF ISLAND FABRICATION, INC.:

After careful consideration, in light of the public health impact of the COVID-19 pandemic and to prioritize the health and well-being of meeting participants, notice is hereby given that Gulf Island Fabrication, Inc. (the “Company”) will hold a virtual meeting in place of a physical in-person gathering for its 2020 annual meeting of shareholders (the “2020 annual meeting”).  The 2020 annual meeting will still be held on Friday, May 22, 2020 at 9:00 a.m., Central time as originally scheduled, but without a physical in-person meeting. You will not be able to attend the 2020 annual meeting in person.

Date (unchanged):	Friday, May 22, 2020

Time (unchanged):	9:00 a.m., Central time

Website (new):	https://web.lumiagm.com/266826102

The Company has announced the change to a virtual only meeting by press release, a copy of which has been filed with the Securities and Exchange Commission (the “SEC”) and posted on the Company’s website at https://ir.gulfisland.com/press-releases.

As described in the proxy materials for the 2020 annual meeting previously filed with the SEC and mailed herewith, you are entitled to participate in (including submitting questions) and vote at the 2020 annual meeting and examine the list of shareholders if you were a shareholder of record as of the close of business on March 19, 2020, the record date, or a beneficial owner of the Company’s common stock holding a legal proxy from your bank, broker, trustee or other nominee.  Beneficial owners must submit their legal proxy and register in advance to participate in the 2020 annual meeting.

To be admitted to the 2020 annual meeting, you must enter the control number found on your proxy card (or if you are a beneficial owner, as provided when you registered in advance) and enter in the password for the meeting, which is: gulf2020 (password is case sensitive).  Online access to the audio webcast will open 15 minutes prior to the start of the 2020 annual meeting. You may also submit questions in advance of the 2020 annual meeting by emailing your questions by 5:00 p.m., Central time, on Thursday, May 21, 2020, the day prior to the 2020 annual meeting, along with proof of ownership, to rheo@gifiinc.com, and during the 2020 annual meeting through the meeting website by clicking the Messaging icon.  Consistent with past practice and as provided in the Company’s Rules of Procedure, which are available at www.gulfisland.com/eproxy, the question and comment period will be limited to a total of fifteen (15) minutes.  The Company recommends that you submit your questions in advance of the 2020 annual meeting to make the most efficient use of the allotted time.

Consistent with past practice and as required by state law, the Company plans to make a list of shareholders of record as of the record date available for inspection by shareholders of record for any purpose germane to the 2020 annual meeting from April 17, 2020 through May 21, 2020 during normal business hours at the Company’s headquarters located at 16225 Park Ten Place, Suite 300, Houston, Texas.  However, the Company’s normal business hours may be affected by the COVID-19 pandemic.  The Company recommends that you contact the Company in advance by phone at (713) 714-6100 or by email to rheo@gifiinc.com.The list will also be available to you during the live audio webcast of the 2020 annual meeting accessible at https://web.lumiagm.com/266826102.

In addition to this Notice, the Company has made available “Questions and Answers about the Virtual 2020 Annual Meeting,” including specific instructions on how to be admitted to the meeting and how to participate, on its website at www.gulfisland.com/eproxy.  You may also access the below listed materials at www.gulfisland.com/eproxy.  The Company urges you to read all of these proxy materials prior to the 2020 annual meeting.

•	Notice of Change of Location (Virtual Meeting Format)
•	Questions and Answers about the Virtual 2020 Annual Meeting
•	2020 Proxy Statement
•	2019 Annual Report to Shareholders
•	Agenda for the 2020 Annual Meeting*
•	Rules of Procedure for the 2020 Annual Meeting*

*	The Company will make these materials available on its website at least one week prior to the 2020 annual meeting.

Your vote is important regardless of the number of shares of the Company’s common stock you own. Regardless of whether you plan to login to the meeting website to participate in the 2020 annual meeting, please promptly submit your proxy and voting instructions online or by phone, or sign, date and return a proxy card. The proxy card included with the proxy materials will not be updated to reflect the virtual meeting format and may continue to be used to vote in connection with the 2020 annual meeting. Shareholders are encouraged to submit proxies as early as possible to avoid COVID-19-related processing delays. Your cooperation is appreciated.

By Order of the Board of Directors,

/s/ Westley S. Stockton

Westley S. Stockton
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
April 15, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE PROXY MATERIALS FOR THE
SHAREHOLDERS MEETING TO BE HELD ON MAY 22, 2020.

The proxy statement and the 2019 annual report are available at

www.gulfisland.com/eproxy

The 2020 annual meeting will be a virtual meeting of shareholders on May 22, 2020 at 9:00 a.m., Central time, conducted exclusively via a live audio webcast, accessible at: https://web.lumiagm.com/266826102

To access the virtual annual meeting login at the meeting website listed above.  You will need the control number found on your proxy card and the password, which is: gulf2020 (password is case sensitive)

Questions and Answers about the Virtual 2020 Annual Meeting

The information provided below is in addition to the information provided in the Proxy Statement, and except for the changes described herein and in any other supplementary proxy materials filed with the SEC, none of the other information set forth in the Proxy Statement is modified. Terms used but not otherwise defined herein shall have the meanings set forth in the Proxy Statement. THIS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Why have you changed the format of the 2020 annual meeting to a virtual meeting? When and where will the 2020 annual meeting be held?

In light of the public health impact of the COVID-19 pandemic and to prioritize the health and well-being of meeting participants, the 2020 annual meeting will be a virtual meeting of shareholders conducted exclusively via a live audio webcast, accessible at https://web.lumiagm.com/266826102. No physical in-person gathering will be held.  The 2020 annual meeting will still begin promptly at 9:00 a.m., Central Time, on Friday, May 22, 2020 as originally scheduled, but without a physical in-person meeting. Online access to the audio webcast will open 15 minutes prior to the start of the 2020 annual meeting.  You are encouraged to access the 2020 annual meeting prior to the start time to allow ample time to log into the audio webcast and test your computer systems.

Will I be counted as present for purposes of a quorum if I login to the meeting website to attend the 2020 annual meeting?

Yes.  You will be deemed present in person if you login to the meeting website by selecting “I have a Control Number” and entering the control number shown on your proxy card (or if a beneficial owner, as provided when you registered in advance) and the password, which is: gulf2020 (password is case sensitive).  If you are a beneficial owner you will need to register in advance to receive a control number to participate in the meeting.  For additional information on how a beneficial owner can register in advance, see the question below titled “How can I attend and participate in the 2020 annual meeting?”. If you cannot locate your proxy card but would still like to attend the 2020 annual meeting, you can join as a guest by selecting “General Access.” Guest attendees will not count toward a quorum for the 2020 annual meeting (and will not be allowed to vote or submit questions at the annual meeting).

How can I attend and participate in the 2020 annual meeting?

While any of our shareholders can attend the 2020 annual meeting, you will be entitled to participate in the 2020 annual meeting (i.e., vote, view the list of shareholders of record and submit questions) only if you were a shareholder of record of the Company at the close of business on the record date (or if you were a beneficial owner as of the record date and you register in advance in accordance with the instructions below).  The record date of March 19, 2020 provided in the Proxy Statement has not changed.

Shareholders of Record

If you were a shareholder of record (i.e., you hold your shares registered in your name through our transfer agent, American Stock Transfer & Trust Company, LLC) at the close of business on the record date, you can attend and participate (including cast your vote) at the 2020 annual meeting, by accessing https://web.lumiagm.com/266826102 and selecting “I have a Control Number”. Enter your control number shown on the proxy card and the password, which is: gulf2020 (password is case sensitive). If you cannot locate your proxy card but would still like to attend the 2020 annual meeting, you can join as a guest by selecting “General Access.” Guest attendees will not be allowed to vote or submit questions at the annual meeting.

Beneficial Owners

If your shares of our common stock are held in “street name,” meaning a bank, broker, trustee or other nominee is the shareholder of record of your shares, you must register online in advance to participate in the 2020 annual meeting.

To register online in advance, you must first obtain a legal proxy reflecting the number of shares of our common stock you held as of the record date, your name and email address from your bank, broker, trustee or other nominee.  Note that it can take up to two weeks to obtain a legal proxy from your broker, bank, trustee or other nominee.  Beneficial owners interested in participating in the 2020 annual meeting should follow the instructions from your broker, bank, trustee or other nominee included with your voting instruction form or contact your broker, bank, trustee or other nominee to request a legal proxy form.

Once you have received a legal proxy from you bank, broker, trustee or other nominee, please send a copy of it, along with your email address, to our transfer agent, AST by (1) email to proxy@astfinancial.com, with "Legal Proxy" noted in the subject line, (2) facsimile to (718) 765-8730 or (3) mail to American Stock Transfer & Trust Company, LLC, ATTN: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219.

Please note that the voting instruction form you received with the proxy statement or any subsequent materials with respect to the 2020 annual meeting is not a legal proxy. If you do request a legal proxy from your bank, broker, trustee or other nominee, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your bank, broker, trustee or other nominee to vote on your behalf. You will only be able to vote at the 2020 annual meeting.

Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on May 15, 2020.  Upon receipt of your valid legal proxy, AST will provide you with a control number by email. Once provided, you can attend and participate in the 2020 annual meeting by accessing https://web.lumiagm.com/266826102 and selecting “I have a Control Number.” Enter the control number provided by AST and the password, which is: gulf2020 (password is case sensitive). If you do not have a legal proxy but would still like to attend the 2020 annual meeting, you can join as a guest by selecting “General Access.” Guest attendees will not be allowed to vote or submit questions at the 2020 annual meeting.

How can I submit questions pertinent to meeting matters?

You can submit questions pertinent to meeting matters at the 2020 annual meeting only if you were a shareholder of record of the Company at the close of business on the record date, or if you were a beneficial owner as of the record date and you registered in advance in accordance with the instructions in the question titled “How can I attend and participate in the virtual annual meeting?”

You may submit questions in advance of the 2020 annual meeting by emailing your questions, along with proof of ownership, to rheo@gifiinc.com, no later than 5:00 p.m., Central time, on Thursday, May 21, 2020.  You may also submit questions during the 2020 annual meeting. If you wish to submit a question during the 2020 annual meeting, you may log into the 2020 annual meeting website at https://web.lumiagm.com/266826102 beginning 15 minutes prior to the start of the 2020 annual meeting and submit questions online. To submit a question, you will need your control number found on your proxy card and the meeting password, which is: gulf2020 (password is case sensitive). Once past the login screen, click on the Messaging icon at the top of the screen to submit your question. In accordance with the rules of procedure for the 2020 annual meeting available at www.gulfisland.com/eproxy, only questions pertinent to meeting matters will be answered, subject to time constraints.  Consistent with past practice and as provided in the rules of procedure for the 2020 annual meeting (available at www.gulfisland.com/eproxy), the question and comment period will be limited to a total of fifteen (15) minutes.  We recommend that you submit your questions in advance of the 2020 annual meeting to make the most efficient use of the allotted time.

Where and when will the agenda and rules of procedures for the 2020 annual meeting be available?

We will make the agenda and rules of procedure for the 2020 annual meeting (that are typically available at the annual meetings) available at least one week prior to the meeting on our website at www.gulfisland.com/eproxy.  We encourage you to review prior to the 2020 annual meeting all related materials that we have made available on our website.

What if I have technical difficulties or trouble accessing the virtual annual meeting?

If you encounter any technical difficulties accessing the virtual annual meeting, please call (800) 937-5449.